EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-88687, 333-38766, 333-38768, 333-38874,
333-71944, 333-92391, 333-92409 and 333-59096) of VA Software Corporation of our
report dated August 22, 2002, relating to the financial statements and financial statement schedule, which appears in this form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
October 17, 2002

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